Goldman Sachs
Consumer Products Symposium

May 12, 2008

Exhibit 99.1

Management Representatives

David Kennedy

        President and Chief Executive Officer

Alan Ennis

        Executive Vice President

        Chief Financial Officer

Abbe Goldstein

        Senior Vice President, Investor Relations and   Corporate Communications

Agenda

Company Overview

Strategy

Revlon and Almay Color Cosmetics

Recent Financial Performance

Conclusion

Company Overview

REVLON ALMAY Jean Naté Mitchum
Charlie GATINEAU ULTIMA II bozzano

WAL*MART Walgreens CVS/pharmacy Publix TARGET Longs Drugs
RITE AID PHARMACY kmart A.S. Watson Group Kroger Boots SHOPPERS DRUG MART

REVLON

Business Highlights

Leading Market

Presence

Powerful

Brands

Strong Retail
Customer
Relationships

Revlon-branded products generate approximately $1 billion in sales around the world

Products are sold in more than 100 countries

The Company enjoys 19% color cosmetics retail market share in the US (1), and has leading positions in key international markets

The Company generated 2007 Net Sales of $1.4 billion

(1) Share data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through April 26, 2008. All changes represent year-over-year comparisons.

World Class
Operations

Major world class manufacturing facility in Oxford, NC and four other manufacturing facilities worldwide

~5,600 employees worldwide

Global Cosmetics Category Growth

$27.6

$30.2

$32.6

$34.3

$36.1

$37.9

2002

2003

2004

2005

2006

2007

Revlon participates in strong and growing global cosmetics category

Source: Euromonitor International – all channels

CAGR +6.6%

(in billions)

Net Sales - Full Year 2007

Net Sales by Category

Net Sales by Geography

2007 Net Sales:  $1.4 billion, up 5.2% vs. 2006

57%

18%

15%

10%

United

States

Asia Pacific /

Africa

Europe /

Canada

Latin

America

64%

11%

8%

7%

6%

4%

Color

Cosmetics

Women’s
Hair Color

AP/DEO

Fragrances

Other

Personal Care

Beauty

Tools

All Other

15.5%

Physicians

Formula

3.7%

Maybelline

19.1%

L'Oreal

16.9%

Sally Hansen

3.6%

CoverGirl

17.9%

Neutrogena

4.6%

Almay

6.1%

Revlon

12.6%

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through April 26, 2008. All changes represent year-over-year comparisons.

Revlon holds a strong position in color cosmetics in the U.S.

Since the fourth quarter 2006:

Revlon brand has maintained an approximate 13% dollar share each quarter

Almay brand has maintained an approximate 6% dollar share each quarter

U.S. ACNielsen-measured Retail Share
YTD April 2008 - Color Cosmetics

U.S. ACNielsen-measured Retail Share
April 2008 - Color Cosmetics

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Four-week data through April 26, 2008. All changes represent year-over-year comparisons.

New products drives share performance

4 weeks ending

April 2008

$ Share

YOY

$ Consumption

Change

YOY

$ Share Change

REVLON BRAND

12.8

+0.2

+3.1%

Face

Revlon ColorStay Mineral

Collection

Revlon Custom Creations

13.9

+1.5

+19.2%

Lip

Revlon Super Lustrous

Revlon Renewist

20.8

+1.9

+2.3%

Eye

Eye - Mascara

Revlon 3D Extreme mascara

9.3

4.3

-0.6

+0.2

-5.7%

+5.1%

ALMAY BRAND

Face

Almay Smart Shade

6.7

+0.6

+17.1%

5.8

-0.8

-10.8%

Eye

Almay Intense i-Color

Play Up

7.4

+0.2

+3.1%

REVLON
COLORSILK
BEAUTIFUL COLOR

Mitchum
smart
solid

REVLON

Revlon Beauty Tools

20.4% retail share, - 4.9 percentage points YTD

#1 in beauty tools

Objective:  Generate profitable growth by
increasing number of new products

Women’s Hair Color / Beauty Tools /
Anti-Perspirants & Deodorants

Revlon ColorSilk

8.1% retail share, +1.5 percentage points YTD

Leading position in value segment of category,
and growing

Objective: Continue profitable growth

Mitchum AP/DEO

5.1% retail share, -0.9 percentage points YTD

Mitchum enjoys premium pricing and extremely high loyalty
based on most efficacious positioning; #1 gel brand in the U.S.

Objective: Maintain current strong and profitable position

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through March 29, 2008. All changes represent year-over-year comparisons.

Strategy

Build and leverage our strong
brands, particularly the Revlon
brand

Improve the execution of our
strategies and plans, and provide
for continued improvement in our
organizational capability

Continue to strengthen our
international business

Enhance operating profit margins
and cash flow

Improve capital structure

Net Sales

Mid-single digit growth over
time

Margins

Maintain or improve margins

Working Capital

Improve working capital
management

Growth in

Adjusted
EBITDA

Generates

Objective: Building the Value of the Company
Growth in Adjusted EBITDA and Cash Flow

Drives

         STRATEGY                                                                      RESULTS

Positive Free
Cash Flow

Build and leverage our strong brands, particularly the
Revlon brand

Drivers

Innovative, high-quality, consumer-preferred new
products

Effective, integrated brand communication

Competitive levels of advertising and promotion

Superb execution with our retail partners

Revlon Strategy

Build and leverage our strong brands, particularly the
Revlon brand

Recent actions

Accelerated new product development

Developed comprehensive rolling three-year color cosmetics and beauty care portfolio strategy

Developed effective brand communication

Developed celebrity brand ambassador strategy

Signed Jessica Alba in 2007 and Elle Macpherson in 2008 for Revlon
brand

Signed Gucci Westman as Global Artistic Director for Revlon brand

Planned incremental support for Revlon brand with continued
support for brands worldwide with comparable levels of dollar spending

Revlon Strategy

Improve the execution of our strategies and plans, and provide for continued improvement in our organizational capability

Recent actions

Completed organizational restructurings in the U.S.

Eliminated redundant management structure

Established clear accountabilities

Reduced costs

Implemented rigorous individual performance management and succession planning for key employees

Implemented restricted stock award programs in 2006 and 2007

Revlon Strategy

Continue to strengthen our international business

Continue to implement winning strategy

Focus on the strong brands in key countries

Leverage Revlon and Almay color brand marketing worldwide

Adapt product portfolio to local consumer preferences and trends

Structure most effective business model in each country

International operating profits and margins continued to improve

Revlon Strategy

Five-Year

CAGR

Growth

1Q08 vs. 1Q07

Net Sales, as reported

6.6%

5.5%

Adjusted EBITDA

31.0%

29.0%

Revlon and Almay
Color Cosmetics

Revlon Brand Color Cosmetics
Brand Positioning

Strong consumer franchise and heritage

Modern glamour positioning

Broad consumer appeal across all age groups

Celebrity brand ambassadors

Halle Berry, Jessica Alba, Elle Macpherson, Beau Garrett

Gucci Westman, Global Artistic Director

2008 new products

Differentiated and unique offerings

Innovations in products and packaging

Extensions of existing Revlon franchises

REVLON
ColorStay
Mineral Foundation

REVLON
ColorStay
Mineral Blush

REVLON
ColorStay
Mineral Eye Shadow

NEW
The First
MINERAL Collection
with ColorStay longwear
SO GOOD. SO LONG.
REVLON

REVLON

Revlon Brand Color Cosmetics – Build our Strong Brands
Revlon ColorStay Mineral Collection

First-ever longwearing minerals
collection with ColorStay longwear
technology

Collection includes face and eye
products

Unique baked technology offers
no-mess packaging and
lightweight application

Contains unique skin-nourishing
mineral complex

Updates and enhances ColorStay
product offering

Ranked in ACNielsen top 10 new
products, by retail dollar sales, in
1Q08

1H08

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through
March 29, 2008.

NEW
This shade is mine. Go get your own.
REVLON Custom Creations Foundation
REVLON

REVLON
Custom Creations
medium

REVLON

Revlon Brand Color Cosmetics - Build our Strong Brands
Revlon Custom Creations

Unique skin-tone matching
product in self-select environment

First-to-market foundation
packaged in an innovative bottle
that delivers five custom shades
at the turn of a dial

Bottle contains two chambers of
product with a single pump

Ranked in ACNielsen top 10 new
products, by retail dollar sales, in
1Q08

1H08

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through March 29, 2008.

NEW
REVLON

NEW
REVLON

NEW
REVLON

NEW
REVLON

NEW
REVLON

NEW
REVLON

REVLON

Revlon Brand Color Cosmetics - Build our Strong Brands
2008 Revlon Limited Edition Collection

New launch of six cross-
category products for face,
eye and lip

Collection focuses on self-
expression and freedom of
experimentation

Customizable for personalized
looks

Glamorous and trendy eye
candy products

1H08

The little black dress
has met its match
REVLON

The Perfect Accessory
REVLON

REVLON

Revlon Brand Color Cosmetics – Effective Creative
Revlon Super Lustrous Lipcolor & Revlon Nail Enamel

Reinvigorating core franchises

Super Lustrous lipcolor

Revlon nail enamel

Updating shades

Exciting, new creative

1H08

REVLON
Beyond Natural
Smoothing Primer
REVLON
Beyond Natural™
Skin Matching Makeup
SPF 15
REVLON
Beyond Natural™
REVLON
Beyond Natural™
Beyond Natural™

Revlon Brand Color Cosmetics - Build our Strong Brands
Revlon Beyond Natural

“Naturally Glamorous, Never
Overdone”

New collection of eight products
for face, eye and lip

Smoothing primer

Skin matching makeup

Concealer and highlighter in a single
compact

Cream-to-powder eye shadow

Defining eye pencil

Defining mascara with molded brush

Cream lipgloss

Protective liptint

Works with all skin tones

2H08

Revlon Brand Color Cosmetics - Build our Strong Brands
Revlon ColorStay Mineral Lipglaze

First mineral lip gloss with
longwearing ColorStay technology
that lasts up to eight hours

12 shades with a unique mineral
complex that is good for lips and
provides a glossy seal of
conditioning with a one-step
application

Extension of the Revlon
ColorStay Mineral collection
launched in the first half of 2008

2H08

REVLON
LASH FANTASY
TOTAL DEFINITION
1 PRIMER
2 MASCARA

REVLON

Revlon Brand Color Cosmetics - Build our Strong Brands
Revlon Lash Fantasy Total Definition Mascara

First dual ended molded brush
with

A vitamin primer on one side that
nourishes and lifts lashes

The other side delivers rich, intense
color with beautiful definition

A relaunch of our successful
Revlon Lash Fantasy mascara

2H08

Revlon Brand Color Cosmetics - Build our Strong Brands
Revlon Crush on Color

Summer collection of 13 new and
on-trend shades for

Revlon Super Lustrous lipstick and lip
gloss,

Revlon ColorStay 12 Hour eye
shadow quad

Revlon nail enamel

Enhance our shade selection by
offering hottest new shades of the
season in several core Revlon
products

2H08

Almay Brand Color Cosmetics
Brand Positioning

Strong consumer franchise

Naturally beautiful positioning

Broad consumer appeal across all age groups

Unique, highly relevant brand

Hypoallergenic, Dermatologist tested, Ophthalmologist tested

Celebrity brand ambassadors

Elaine Irwin-Mellencamp, Marina Theiss

2008 new products

Differentiated and unique offerings

Innovations in products and packaging

Extensions and enhancements of existing franchises

NEW
ALMAY® TLC truly lasting color™ makeup
16
HYPOALLERGENIC. DERMATOLOGIST TESTED.
ALMAY

ALMAY®
tlc
truly lasting color™
16 hour makeup
skin nourishing
longwear
SPF 15
honey
320

REVLON

Almay Brand Color Cosmetics - Build our Strong Brands
Almay TLC Truly Lasting Color Foundation

First mass-market healthy beauty
longwear makeup that
incorporates skincare benefits

Lasts for up to 16 hours and has
SPF sun protection of 15

Exclusive blend of vitamins and
antioxidants, namely green tea to
protect the skin, lemon extract to
brighten and vitamin E to help
smooth

Extension of TLC franchise

Ranked in ACNielsen top 20 new
products, by retail dollar sales, in
1Q08

1H08

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through
March 29, 2008.

play up what nature gave you
NEW
ALMAY intense i-color play up collections
HYPOALLERGENIC. OPHTHALMOLOGIST TESTED.
ALMAY

REVLON

Almay Brand Color Cosmetics - Build our Strong Brands
Almay Intense i-Color Play Up Collection

Relaunch of the highly
successful Intense i-Color
Collection

New Play Up shadows, liners
and mascara with a molded
brush

Products are expertly
coordinated to intensify natural
eye color

Four eye collections to
intensify specific eye color

Ranked in ACNielsen top 20
new products, by retail dollar
sales, in 1Q08

1H08

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through
March 29, 2008.

Almay Brand Color Cosmetics - Build our Strong Brands
Almay Makeup Removers

Enhanced formula and improved package for our already successful makeup remover

Contains a botanical blend of ingredients to condition skin

Offering includes eye makeup remover pads and liquid in both oil-free and moisturizing formulas

New and improved towelettes for our oil-free formula

1H08

Almay Brand Color Cosmetics - Build our Strong Brands
Almay Bright Eyes Collection

Three-product, innovative and
coordinated collection made up of
Eye Base and Concealer in one,
Eye Shadow and a
Liner/Highlighter Duo

Contains unique blend of marine
extracts, white tea and peptides
that work with light reflectors to
naturally brighten, de-puff and
refresh the look of the entire eye
area

The three collections of Bright
Eyes products are coordinated by
skin tone

2H08

ALMAY
smart shade
concealer
light / medium
020

REVLON

Almay Brand Color Cosmetics - Build our Strong Brands
Almay Smart Shade Concealer

Uses the Smart Shade unique
shade-sensing technology to conceal skin imperfections

Another extension of the highly successful Smart Shade line of products, which already includes makeup, blush and bronzer

2H08

Almay Brand Color Cosmetics - Build our Strong Brands
Almay TLC Truly Lasting Color Pressed Powder

A longwear makeup that
incorporates skincare benefits

Lasts for up to 16 hours and is
infused with a nourishing blend of
natural ingredients, namely
antioxidant green tea to protect,
lemon extract to brighten and
Vitamin E to help smooth

An extension to the TLC Truly
Lasting Color makeup that was
launched in 1H08

2H08

Recent Financial Performance

Build and leverage our strong
brands, particularly the Revlon
brand

Improve the execution of our
strategies and plans, and provide
for continued improvement in our
organizational capability

Continue to strengthen our
international business

Enhance operating profit margins
and cash flow

Improve capital structure

Net Sales

Mid-single digit growth over
time

Margins

Maintain or improve margins

Working Capital

Improve working capital
management

Growth in

Adjusted
EBITDA

Generates

Objective: Building the Value of the Company
Growth in Adjusted EBITDA and Cash Flow

Drives

         STRATEGY                                                                      RESULTS

Positive Free
Cash Flow

Recent actions

Reduced cost base from previous levels by $55 million through restructuring actions

Established continuous improvement initiatives to manage productivity and achieve efficiencies and control costs

Improved gross profit margin and operating income margin in 1Q08 vs. 1Q07

Working to reduce working capital as percentage of net sales, with focus on inventory reduction

Enhance operating profit margins and cash flow

Revlon Strategy

Program

Cost (approx.)

Cost Reduction

(approx.)

Program Rationale

Feb.

2006

Consolidation of certain functions

$10

$15

Sep.

2006

Broad organizational streamlining

$21

$33

Mar.

2007

Closure of Irvington, NJ facility

Streamlining in IT and Canada

$3

$7

Total

$34

$55

($ millions)

Improve capital structure

Recent actions

Refinance of $1 billion revolving credit facility and term loan in Dec
2006 generating significant interest savings

Completed two equity rights offerings totaling $210 million in 2006 and
2007, with net proceeds used to reduce debt

Refinanced 8 5/8% senior subordinated notes in Feb 2008 with the new
$170 million 11% senior subordinated term loan from MacAndrews &
Forbes

Announced plan in April 2008 to effect a reverse split of Class A and
Class B common stock at a 1-for-10 split ratio, which we currently expect to consummate in May or June of 2008

In September 2007 and April 2008, entered into two $150 million two-
year floating-to-fixed interest rate swap transactions related to indebtedness under bank term loan. Interest rate is fixed at 8.692% and
6.66%, respectively, for the two-year term of each swap

Revlon Strategy

-$50.2

$121.0

8.6%

2006

2007

Operating Income

% of Net Sales

(2)

(1)

(1)

(1)    In 2006, Vital Radiance, executive severance and restructuring expenses collectively reduced net sales by $19.7 million and unfavorably affected Operating Income by $145.1 million.

(2)    In 2007, Operating Income included restructuring expenses of $7.3 million.

+5.2%

Net sales up 5.2% (up 3.2% excluding FX);  Consistent with mid-single digit sales growth expectations.  Significant improvement in operating income

Operating Income

(in millions)

Net Sales

(in millions)

2007 Results

$1,331.4

$1,400.1

2006

2007

Free Cash Flow (1)

(in millions)

$78.2

$224.5

5.9%

16.0%

2006

2007

Adjusted EBITDA

% of Net Sales

Adjusted EBITDA (1)

(in millions)

(2)

(3)

(1)

Adjusted EBITDA and Free Cash Flow are non-GAAP measures; see definitions and reconciliations to their respective most directly comparable GAAP financial measures in appendices attached.

2007 Results

Significantly improved Adjusted EBITDA and cash usage

-$161.1

-$13.8

2006

2007

(3)      2007 included restructuring expenses of $7.3 million.

(2)      In 2006, Vital Radiance, executive severance and restructuring expenses collectively reduced Adjusted EBITDA by $122.9 million.

$1,400.1

$1,119.4

2002

2003

2004

2005

2006

2007

2002

2003

2004

2005

2006

2007

-$114.9

$121.0

Operating Income

% of Net Sales

Financial Performance Trends

Net Sales

(in millions)

Operating Income

(in millions)

CAGR: 4.6%

Mid-single digit sales growth, over time

Improved operating income and margins in 2007

8.6%

$3.0

$32.5

0.9%

10.1%

First Quarter

2007

First Quarter

2008

Operating Income

% of Net Sales

$328.6

$320.4

First Quarter

2007

First Quarter

2008

Net sales down 2.5% and down 5.5% XFX - Hurdling Revlon Colorist hair color and Mitchum
Smart Solid AP/DEO launches in 1Q07.

Significant improvement in operating income (excluding one-time items mentioned above) due mainly to lower S,G & A expenses, primarily the non-recurrence of brand support related to the launch of Revlon Colorist hair color in 1Q07.

First Quarter 2008 Results

Net Sales

(in millions)

Operating Income

(in millions)

(1)

Operating Income in the first quarter 2007 includes $4.3 million of restructuring charges, and a $4.4 million benefit from the reduction of lease liability related to consolidation of office space in New York.

(2)            Operating Income in the first quarter 2008 includes a net gain of approximately $6 million related to the sale of a non-core trademark.

(1)

(2)

$58.1

$32.3

18.1%

9.8%

First Quarter

2007

First Quarter

2008

Adjusted EBITDA

% of Net Sales

First Quarter 2008 Results

(1)

Adjusted EBITDA is a non-GAAP measure; see definition and reconciliation to its most directly comparable GAAP financial measure in the appendices attached.

(2)

Adjusted EBITDA in 1Q07 includes $4.3 million of restructuring charges, and a $4.4 million benefit from the reduction of lease liability related to consolidation of office space in New York.

(3)            Adjusted EBITDA in 1Q08 includes a net gain of approximately $6 million related to the sale of a non-core trademark.

(3)

(2)

Adjusted EBITDA (1)

(in millions)

Significant improvement in Adjusted EBITDA

Current Composition of Debt & Liquidity

Loan

Amount
($ millions)

Rate

Maturity Date

Term Loan Facility
(Secured )

840(1)

LIBOR + 400 bps(1)

January 2012

Senior Notes
(Unsecured )

390

9.5%

April 2011

M&F Senior
Subordinated Term
Loan (Unsecured )

170

11%

August 2009

Total Debt

1,400

Approx 60/40
fixed/floating rates

Revolving Credit
Facility (Secured )

160 facility

LIBOR + 200 bps

January 2012

(1)

In September, 2007, we entered into a $150 million two-year floating-to-fixed interest rate swap transaction related to indebtedness under term loan. Interest rate is fixed at 8.692% for the two-year term of the swap. In April, 2008 we entered into a second $150 million two-year floating-to-fixed interest rate swap transaction related to indebtedness under term loan. Interest rate is fixed at 6.66% for the two year term of the swap.

        Unutilized borrowing capacity and cash of $185.7 million as of March 31, 2008

$92.8 million available under the revolving credit facility

$46.7 million of cash and cash equivalents

Conclusion

REVLON
ALMAY
Jean Naté
Mitchum
Charlie
GATINEAU
ULTIMA II
bozzano

WAL*MART
Walgreens
CVS/pharmacy
Publix
TARGET
Longs Drugs
RITE AID PHARMACY
kmart
A.S. Watson Group
Kroger
Boots
SHOPPERS DRUG MART

REVLON

Conclusion

Leading Market

Presence

Powerful

Brands

Strong Retail
Customer
Relationships

Revlon-branded products generate approximately $1 billion in sales around the world

Products are sold in more than 100 countries

The Company enjoys 19% color cosmetics retail market share in the US (1), and has leading positions in key international markets

The Company generated 2007 Net Sales of $1.4 billion

(1)    Share data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through April 26, 2008. All changes represent year-over-year comparisons.

World Class
Operations

Major world class manufacturing facility in Oxford, NC and four other manufacturing facilities worldwide

~5,600 employees worldwide

Goldman Sachs
Consumer Products Symposium

May 12, 2008

Appendices

Forward-Looking Statements

This presentation relates to various aspects of Revlon, Inc.’s (“Revlon”) strategic, business and financial plans. Statements made in this presentation, which are not historical, are forward-looking and based on management’s estimates, objectives, vision, projections, forecasts, plans, anticipations, targets, drivers, strategies, beliefs, intent, expectations, outlook, opportunities and initiatives, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Accordingly, Revlon's actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the SEC, including its Annual Report on Form 10-K for 2007, Quarterly Reports on Form 10-Q, including its Q1 2008 Form 10-Q,  and other Current Reports on Form 8-K filed with the SEC.  Access to these filings is available on the SEC's website at www.sec.gov.

The date of this presentation is as of May 12, 2008 and the information provided herein is presented through the dates indicated on the applicable slides. Except for the Company’s ongoing obligations under the U.S. federal securities laws, Revlon undertakes no commitment to update or otherwise revise this presentation to reflect actual results of operations, changes in financial condition, changes in estimates, changes in expectations, changes in assumptions, changes in external sources of information, or other circumstances arising and/or existing since the preparation of the information contained herein or to reflect the occurrence of any future events.  Further, Revlon undertakes no commitment to update or revise any of this presentation to reflect changes in general economics or industry conditions or changes in specific industry categories in which Revlon operates.

Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through the websites referred to herein shall not be incorporated by reference herein unless specifically identified as such.

Revlon is a public holding company with no business operations of its own.  Revlon’s only material asset is all of the outstanding capital stock of Revlon Consumer Products Corporation (“Products Corporation” and, together with Revlon, sometimes referred to as the “Company”), through which Revlon conducts all of its business operations.  As such, Revlon's net (loss)/income has historically consisted of the net (loss)/income of Products Corporation and includes certain expenses related to being a public holding company.  This presentation includes financial information as of December 31, 2007 and 2006 and as of March 31, 2008 and 2007 based on information in the public domain and in certain cases information in the Company's press releases issued in 2007 and 2008, as well as related Form 10K’s, 10Q’s and Form 8-K’s filed with the SEC during 2008 and 2007.  The financial data contained herein are both audited and unaudited and have been prepared from Revlon, Inc.’s internal and external reporting information.

Adjusted EBITDA is a non-GAAP financial measure that is reconciled to net income/(loss), its most directly comparable GAAP measure, in the accompanying financial tables.  Adjusted EBITDA is defined as net earnings before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the early extinguishment of debt and miscellaneous expenses.   In calculating Adjusted EBITDA, the Company excludes the effects of gains/losses on foreign currency transactions, gains/losses on the early extinguishment of debt and miscellaneous expenses because the Company's management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company's operating performance.  The Company's management utilizes Adjusted EBITDA as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in accordance with GAAP.

The Company's management uses Adjusted EBITDA as an integral part of its reporting and planning processes and as one of the primary measures to, among other things --

(i)     monitor and evaluate the performance of the Company's business operations;

(ii)    facilitate management's internal comparisons of the Company's historical operating performance of its business operations;

(iii)   facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels;

(iv)   review and assess the operating performance of the Company's management team and as a measure in evaluating employee compensation and bonuses;

(v)   analyze and evaluate financial and strategic planning decisions regarding future operating investments; and

(vi)   plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company's management believes that Adjusted EBITDA is useful to investors to provide them with disclosures of the Company's operating results on the same basis as that used by the Company's management. Additionally, the Company's management believes that Adjusted EBITDA provides useful information to investors about the performance of the Company's overall business because such measure eliminates the effects of unusual or other infrequent charges that are not directly attributable to the Company's underlying operating performance.  Additionally, the Company's management believes that because it has historically provided Adjusted EBITDA in its presentations, that including such non-GAAP measure in this presentation provides consistency in its financial reporting and continuity to investors for comparability purposes.  Accordingly, the Company believes that the presentation of Adjusted EBITDA, when used in conjunction with GAAP financial measures, is a useful financial analysis tool, used by the Company's management as described above that can assist investors in assessing the Company's financial condition, operating performance and underlying strength.  Adjusted EBITDA should not be considered in isolation or as a substitute for net income/(loss) prepared in accordance with GAAP.  Other companies may define EBITDA differently.  Also, while EBITDA is defined differently than Adjusted EBITDA for the Company's credit agreement, certain financial covenants in its borrowing arrangements are tied to similar measures. Adjusted EBITDA, as well as the other information in this presentation, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission.

Free cash flow is a non-GAAP measure that is reconciled to net cash provided by/(used in) operating activities, its most directly comparable GAAP measure, in the accompanying financial tables.  Free cash flow is defined as net cash provided by/(used in) operating activities, less capital expenditures for property, plant and equipment, plus proceeds from the sale of certain assets.  Management uses free cash flow to evaluate its business and financial performance and overall liquidity and in strategic planning.  Management believes that free cash flow is useful for investors because it provides them with an important perspective on the cash available for debt repayment and other strategic measures, after making necessary capital investments in property and equipment to support the Company's ongoing business operations, and provides them with the same results that management uses as the basis for making resource allocation decisions.  Free cash flow does not represent the residual cash flow available for discretionary expenditures, as it excludes certain expenditures such as mandatory debt service requirements, which for the Company are significant. The Company does not intend for free cash flow to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define free cash flow or similarly titled measures differently.

All mass retail share and consumption data is U.S. mass-retail dollar volume according to ACNielsen (an independent research entity).  ACNielsen data is an aggregate of the drug channel, Kmart, Target and Food and Combo stores, and excludes Wal-Mart and regional mass volume retailers, as well as prestige, department stores, door-to-door, internet, television shopping, specialty stores, perfumeries and other outlets, all of which are channels for cosmetics sales.  This data represents approximately two-thirds of the Company’s U.S. mass-retail dollar volume.  Such data represents ACNielsen’s estimates based upon mass retail sample data gathered by ACNielsen and are therefore subject to some degree of variance and may contain slight rounding differences.

Basis of Presentation

Non-GAAP Adjusted EBITDA Reconciliation

2008

2007

2007

2006

Reconciliation to net loss:

Net loss……………..………………………………………

$

(2.5)

$

(35.2)

$

(16.1)

$

(251.3)

Interest expense, net……………..……………………….

31.8

32.5

134.3

147.7

Amortization of debt issuance costs……………..……...

1.3

1.1

3.3

7.5

Foreign currency (gains) losses, net……………..……..

(4.3)

0.1

(6.8)

(1.5)

Loss on early extinguishment of debt……………..…….

0.0

0.0

0.1

23.5

Miscellaneous, net……………..………………………….

0.1

0.1

(1.8)

3.8

Provision for income taxes……………..………………...

6.1

4.4

8.0

20.1

Depreciation and amortization……………..…………….

25.6

29.3

103.5

128.4

Adjusted EBITDA……………..…………………………...

$

58.1

$

32.3

$

224.5

$

78.2

Three Months Ended

Year Ended

REVLON, INC. AND SUBSIDIARIES

UNAUDITED ADJUSTED EBITDA RECONCILIATION

(dollars in millions)

March

December 31,

Non-GAAP Free Cash Flow Reconciliation

2007

2006

Reconciliation to net cash provided by/(used in) operating activities:

$

3.8

$

(138.7)

Less capital expenditures ..………………...……...…..……………………

Cash provided by/(used in) operating activities ..………………...…….…

(20.0)

(22.4)

Plus proceeds from the sale of certain assets……...………….....………

2.4

-

Free cash flow……………..…………………………………………………

$

(13.8)

$

(161.1)

REVLON, INC. AND SUBSIDIARIES

UNAUDITED FREE CASH FLOW RECONCILIATION

(dollars in millions)

(Unaudited)

Year Ended

December 31,

Goldman Sachs
Consumer Products Symposium

May 12, 2008